              Countrywide Revolving Home Equity Loan Trust 2004-C

                         Statement to Certificateholders

                                September 15 2004

        DISTRIBUTION IN DOLLARS
         ORIGINAL            PRIOR                                                                                      CURRENT
         FACE                PRINCIPAL                                                         REALIZED     DEFERRED    PRINCIPAL
CLASS    VALUE               BALANCE           PRINCIPAL      INTEREST          TOTAL          LOSSES       INTEREST    BALANCE
A        1,054,900,000.00    960,729,479.26   33,933,317.60   1,457,106.38    35,390,423.98      0.00         0.00   926,796,161.66
TOTALS   1,054,900,000.00    960,729,479.26   33,933,317.60   1,457,106.38    35,390,423.98      0.00         0.00   926,796,161.66

    FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                                                 PASS-THROUGH RATES
                      PRIOR                                                              CURRENT                   CURRENT
                      PRINCIPAL                                                          PRINCIPAL         CLASS   PASS THRU
CLASS    CUSIP        FACTOR              PRINCIPAL       INTEREST         TOTAL         FACTOR                    RATE
A        1266715Y8     910.73038133       32.16733112     1.38127441      33.54860554    878.56305020       A       1.820000 %
TOTALS                 910.73038133       32.16733112     1.38127441      33.54860554    878.56305020

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
Steven  Charles
JPMorgan Chase Bank  - ITS - Global Debt
JPM, 227 W. Monroe , 26th Floor
Chicago, Illinois 60606
Tel: (312) 267-5023
Fax: (312) 267-5213
Email: steven.charles@chase.com

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

Investor Floating Allocation Percentage                                                                                    100.00 %

Investor Distribution Amount                                                                                          35,390,423.98
Note Interest                                                                                                          1,457,106.38
Note Rate                                                                                                                1.820000 %
Note Interest not payable, due to insufficient Investor Interest Collections                                                   0.00
Unpaid Investor Interest Shortfall                                                                                             0.00
Per $1,000 of Original Investor Principal Balance
Interest on the Unpaid Investor Interest Shortfall                                                                             0.00
Remaining Unpaid Investor Interest Shortfall                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Principal Distributed:
Investor Loss Amount Paid as Principal                                                                                         0.00
Investor Loss Reduction Amounts paid as principal                                                                              0.00
Accelerated Principal Distribution Amount                                                                              3,005,563.41
Scheduled Principal Collections Payment Amount                                                                        30,927,754.19
Guaranteed Principal Distribution Amount                                                                                       0.00
Total Prinipal Distributed                                                                                            33,933,317.60

Unreimbursed Investor Loss Reduction Amounts                                                                                   0.00
Per $1,000 of Original Investor Principal Balance

Basis Risk Carryforward Distributed                                                                                            0.00
Basis Risk Carryforward Remaining                                                                                              0.00

Servicing Fee                                                                                                            399,031.02
Accrued and Unpaid Servicing Fees from Prior Periods                                                                           0.00

Note Principal Balance (before distributions)                                                                        960,729,479.26

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

Note Principal Balance (after distributions)                                                                         926,796,161.66
Note Factor                                                                                                             0.8785631 %

Asset Balance of Mortgage Loans:                                                                                     926,723,487.35

Credit Enhancement Draw Amount                                                                                                 0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

        Delinquent Mortgage Loans
                  Group Totals
                                                    Principal
                 Category           Number           Balance       Percentage
                 1 Month              106        4,854,473.39          0.52 %
                 2 Month               24        1,184,112.07          0.13 %
                 3 Month               46        1,500,912.16          0.16 %
                  Total               176        7,539,497.62          0.81 %

       * Delinquent Buckets do not include Foreclores or REO Properties

        Bankruptcies
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                    37             911,516.90             0.10 %

                 * Bankruptcy Loans are also reflected in Deliquencies.

        Foreclosures
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     2              88,113.41             0.01 %

        REO Properties
                 Group Totals
                                    Principal
                  Number            Balance           Percentage
                     0                   0.00             0.00 %

Optional Servicer Advances(Current Collection Period)                                                                          0.00
Optional Servicer Advances(Outstanding)                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

Mortgage Loans retransferred to the Transferor pursuant to Sect. 2.04 and 2.06
Count                                                                                                                            20
Principal Balance                                                                                                        867,041.46

Subordinated Transferor Collections                                                                                            0.00

Overcollateralization Step-Down Amount                                                                                         0.00
Available Transferor Subordinated Amount                                                                                       0.00
Required Transferor Subordinated Amount                                                                               11,603,900.00
Interest Collections(non-investor)                                                                                             0.00
Transferor Principal Collections                                                                                      16,676,455.67

Mortgage Loans for which the Mortgage Loan File was not delivered to the
Indenture Trustee within 30 days of the Closing File
Number                                                                                                                         0.00
Balance                                                                                                                        0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

I. CASH RECONCILIATION
Net Interest Collections - per Servicer Report                                                                         4,582,760.97
Principal Collections - per Servicer Report                                                                           47,604,209.86
Residual Advance                                                                                                               0.00
Cash released from Additional Loan Account                                                                                     0.00
Insured Payment                                                                                                                0.00
Total Deposit to Collection Account                                                                                   52,186,970.83

II. DISTRIBUTION SUMMARY
Premium to Credit Enhancer                                                                                               120,091.18
Fannie Mae Guarantee Fee                                                                                                       0.00
Investor Certificate Interest and Unpaid Investor Certificate Interest                                                 1,457,106.38
Unreimbursed Credit Enhancement Draw Amounts                                                                                   0.00
Amounts owed Master Servicer per Sect. 3.08 and 7.03                                                                           0.00
Basis Risk Carryforward                                                                                                        0.00
Class A Investor Certificate Principal Distributed                                                                    33,933,317.60
Transferor Interest Distributed                                                                                                0.00
Transferor Principal Distributed                                                                                      16,676,455.67
Total Distributions                                                                                                   52,186,970.83

III. BALANCE RECONCILIATION
Loan Group Beginning Balance                                                                                         957,674,445.82
Loan Group Ending Balance                                                                                            926,723,487.35
Change in Balance                                                                                                     30,950,958.47
Principal Collections                                                                                                 47,604,209.86
Liquidation Loss Amount                                                                                                   23,204.28
Additional Balances                                                                                                   16,676,455.67
Balance Check                                                                                                                  0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

OTHER INFORMATION
Transferor Principal Balance (Beginning)                                                                              -3,055,033.44
Transferor Principal Balance (Ending)                                                                                    -72,674.31
Investor Fixed Allocation Percentage                                                                                       100.00 %

Interest Received                                                                                                      4,981,791.99
Net Liquidation Proceeds (Allocable to Interest)                                                                               0.00
Insurance Proceeds (Allocable to Interest)                                                                                     0.00
Servicer Optional Advance (Allocable to Interest)                                                                              0.00
Purchase Price per Sect. 2.02 (a) (Allocable to Interest)                                                                      0.00
Purchase Price (90+ Day Delinq) (Allocable to Interest)                                                                        0.00
Residual Advance                                                                                                               0.00
Total Interest                                                                                                         4,981,791.99
Investor Interest Collections                                                                                          4,582,760.97

Begining Balance                                                                                                     957,674,445.82
Principal Collections                                                                                                 46,737,168.40
Net Liquidation Proceeds (Alloc. to Principal)                                                                                 0.00
Insurance Proceeds (Alloc. to Principal)                                                                                       0.00
Purchase Price per Sect. 2.02 (a) (Alloc. to Principal)                                                                        0.00
Purchase Price (90+ Day Delinq) (Alloc. to Principal)                                                                          0.00
Loans Removed from the Trust by the Servicer per Sect. 2.06                                                              867,041.46
Transfer Deposit Amount per Sect. 2.02 (a)                                                                                     0.00
Investor Principal Collections                                                                                        47,604,209.86
Total Principal                                                                                                       47,604,209.86
Additional Balances                                                                                                   16,676,455.67
Ending Principal Balance                                                                                             926,746,691.63
Total Collections                                                                                                     52,186,970.83
Alternative Principal Payment                                                                                         30,927,754.19

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

Loans Average Daily Balance                                                                                          959,630,722.26

Weighted Average Loan Rate                                                                                                6.32659 %
Weighted Average Net Loan Rate                                                                                            5.67659 %

Excess Interest                                                                                                                0.00

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

LOAN MODIFICATION SUMMARY
Loans with Senior Lien Balance Modification(CLTV<80%)-current                                                                  0.00
Loans with Senior Lien Balance Modification(CLTV<80%)-cumulative                                                         682,429.74
Loans with Senior Lien Balance Modification(CLTV<80%)-% of Initial                                                           0.07 %

Loans with Senior Lien Balance Modification(CLTV>80%) - current                                                          471,627.84
Loans with Senior Lien Balance Modification(CLTV>80%) - cumulative                                                     3,039,097.38
Loans with Senior Lien Balance Modification(CLTV>80%) - % of Initial                                                         0.29 %

Loans with Credit Limit Modification - current                                                                         1,480,503.00
Loans with Credit Limit Modification - cumulative                                                                      3,740,611.00
Loans with Credit Limit Modification - % of Initial                                                                          0.36 %

Loans with Gross Margin Modification - current                                                                           925,748.60
Loans with Gross Margin Modification - cumulative                                                                      2,369,376.12
Loans with Gross Margin Modification - % of Initial                                                                          0.23 %

CREDIT ENHANCER INFORMATION
Amount due to Credit Enhancer from Prepayment Shortfall                                                                        0.00
FGIC Surety Bond in force?                                                                                                     0.00
Credit Enhancement Draw Amount                                                                                                 0.00
Guaranteed Distribution                                                                                                        0.00
Credit Enhancement Premium                                                                                               120,091.18
Guaranteed Principal Payment Amount                                                                                            0.00
Spread Rate                                                                                                                3.8566 %
Excess Spread Rate                                                                                                         3.8566 %
Rolling three month Excess Spread Percentage                                                                               3.8968 %
Required Subordinated Percentage                                                                                             1.10 %
Balance used for Required Subordinated Amount                                                                       Initial Balance
Initial Subordinated Amount                                                                                         (15,814,343.00)

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.

              Countrywide Revolving Home Equity Loan Trust 2004-C

                                September 15 2004

Can Required Transferor Subordinated Amount be Reduced?                                                                          NO
Has a Rapid Amortization Event occurred?                                                                                         NO
Cause of Rapid Amortization Event.                                                                                               NA
Has an Event of Servicing Termination occurred?                                                                                  NO
Cause of Event of Servicing Termination.                                                                                         NA

                 Copyright (C) 2001 J.P. Morgan Chase & Co. All rights reserved.